Exhibit 4.1

HSBC HOLDINGS PLC,

as Issuer

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

as Trustee

HSBC BANK USA, NATIONAL ASSOCIATION,

as Paying Agent, Registrar and Calculation Agent

SEVENTEENTH SUPPLEMENTAL INDENTURE

Dated as of August 18, 2020

To the Senior Indenture, dated as of August 26, 2009,

among the Issuer, the Trustee and the Paying Agent, Registrar and Exchange Rate Agent

$2,000,000,000 1.645% Fixed Rate/Floating Rate Senior Unsecured Notes due 2026

$1,500,000,000 2.357% Fixed Rate/Floating Rate Senior Unsecured Notes due 2031

SEVENTEENTH SUPPLEMENTAL INDENTURE, dated as of August 18, 2020 (this “Supplemental Indenture”), by and among HSBC Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at 8 Canada Square, London E14 5HQ, England, The Bank of New York Mellon, London Branch, a New York banking corporation, as trustee (the “Trustee”), having its principal corporate trust office at 101 Barclay Street, Floor 7-East, New York, New York 10286, and HSBC Bank USA, National Association, as Paying Agent, Registrar and Calculation Agent (together, the “Agent”), having its principal office at 452 Fifth Avenue, New York, New York 10018.

W I T N E S S E T H:

WHEREAS, the Company, the Trustee and the Agent have executed and delivered an indenture dated as of August 26, 2009 (as amended or supplemented from time to time, the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), to provide for the issuance of the Company’s Debt Securities;

WHEREAS, Section 9.01(5) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Debt Securities of any series without the consent of the Holders as permitted under Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Company desires to issue two series of Debt Securities under the Base Indenture (as supplemented and amended by this Supplemental Indenture), the $ 2,000,000,000 1.645% Fixed Rate/Floating Rate Senior Unsecured Notes due 2026 (such series of Debt Securities, the “2026 Notes”) and the $1,500,000,000 2.357% Fixed Rate/Floating Rate Senior Unsecured Notes due 2031 (such series of Debt Securities, the “2031 Notes” and “Notes” shall mean any of the 2026 Notes or the 2031 Notes, as applicable), each such series to be issued pursuant to this Supplemental Indenture;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Base Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders.

ARTICLE 1

DEFINITIONS

SECTION 1.01. Definition of Terms. For all purposes of this Supplemental Indenture:

(a) capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) the singular includes the plural and vice versa;

(d) the use of “or” is not intended to be exclusive unless expressly indicated otherwise;

(e) the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture;

(f) wherever the words “include,” “includes” or “including” are used in this Supplemental Indenture, they shall be deemed to be followed by the words “without limitation”;

(g) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(h) references herein to a specific Section, Article or Exhibit refer to Sections or Articles of, or an Exhibit to, this Supplemental Indenture, unless otherwise specified.

SECTION 1.02. Supplemental Definitions. The following definitions shall apply to the Notes only:

(a) “2026 Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(b) “2031 Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(c) “2026 Notes Fixed Rate Period” has the meaning set forth in Section 3.01(a);

(d) “2031 Notes Fixed Rate Period” has the meaning set forth in Section 3.01(b);

(e) “2026 Notes Fixed Rate Period Interest Payment Date” means April 18 and October 18 of each year, beginning on October 18, 2020;

(f) “2031 Notes Fixed Rate Period Interest Payment Date” means August 18 and February 18 of each year, beginning on February 18, 2021;

(g) “2026 Notes Floating Rate Interest Period” means, during the 2026 Notes Floating Rate Period, the period beginning on (and including) a 2026 Notes Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding 2026 Notes Floating Rate Period Interest Payment Date; provided that the first 2026 Notes Floating Rate Interest Period will begin on (and include) April 18, 2025 and will end on (but exclude) the first 2026 Notes Floating Rate Period Interest Payment Date;

(h) “2031 Notes Floating Rate Interest Period” means, during the 2031 Notes Floating Rate Period, the period beginning on (and including) a 2031 Notes Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding 2031 Notes Floating Rate Period Interest Payment Date; provided that the first 2031 Notes Floating Rate Interest Period will begin on (and include) August 18, 2030 and will end on (but exclude) the first 2031 Notes Floating Rate Period Interest Payment Date;

(i) “2026 Notes Floating Rate Period” has the meaning set forth in Section 3.01(a);

(j) “2031 Notes Floating Rate Period” has the meaning set forth in Section 3.01(b);

(k) “2026 Notes Floating Rate Period Interest Payment Date” means July 18, 2025, October 18, 2025, January 18, 2026, and April 18, 2026;

(l) “2031 Notes Floating Rate Period Interest Payment Date” means November 18, 2030, February 18, 2031, May 18, 2031, and August 18, 2031;

(m) “2026 Notes Initial Interest Rate” has the meaning set forth in Section 3.01(a);

(n) “2031 Notes Initial Interest Rate” has the meaning set forth in Section 3.01(b);

(o) “2026 Notes Interest Payment Date” means any 2026 Notes Fixed Rate Period Interest Payment Date or 2026 Notes Floating Rate Period Interest Payment Date;

(p) “2031 Notes Interest Payment Date” means any 2031 Notes Fixed Rate Period Interest Payment Date or 2031 Notes Floating Rate Period Interest Payment Date;

(q) “2026 Margin” has the meaning set forth in Section 3.01(a);

(r) “2031 Margin” has the meaning set forth in Section 3.01(b);

(s) “2026 Notes Maturity Date” means April 18, 2026;

(t) “2031 Notes Maturity Date” means August 18, 2031;

(u) “2026 Notes Optional Redemption Date” means April 18, 2025;

(v) “2031 Notes Optional Redemption Date” means August 18, 2030;

(w) “Agent” has the meaning set forth in the introduction to this Supplemental Indenture;

(x) “Applicable Currency” means Dollars;

(y) “Benchmark” has the meaning set forth in Section 3.03(a);

(z) “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) as of the Benchmark Replacement Date:

(i) the sum of: (A) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (B) the Benchmark Replacement Adjustment;

(ii) the sum of: (A) the ISDA Fallback Rate and (B) the Benchmark Replacement Adjustment; and

(iii) the sum of: (A) the alternate rate of interest that has been selected by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for Dollar-denominated floating rate notes at such time and (B) the Benchmark Replacement Adjustment;

(aa) “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) as of the Benchmark Replacement Date:

(i) the spread adjustment (which may be a positive or negative value or zero) that has been (A) selected or recommended by the Relevant Governmental Body or (B) determined by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(ii) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(iii) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated floating rate notes at such time;

(bb) “Benchmark Replacement Conforming Changes” has the meaning set forth in Section 3.04(b);

(cc) “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination;

(dd) “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(ii) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(iii) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative;

(ee) “Benchmark Transition Provisions” has the meaning set forth in Section 3.04;

(ff) “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended, supplemented or replaced from time to time;

(gg) “Calculation Agent” means HSBC Bank USA, National Association, or its successor appointed by the Company pursuant to the Calculation Agent Agreement;

(hh) “Calculation Agent Agreement” means the calculation agent agreement dated as of the Issue Date between the Company and the Calculation Agent;

(ii) “Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are applicable to the Company at any time (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the PRA from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in the Company’s regulatory capital (on a solo or consolidated basis) as may be required by (i) CRR and/or (ii) CRD, including (for the avoidance of doubt) any delegated acts and implementing acts made by the European Commission (such as regulatory technical standards and implementing technical standards) and European Banking Authority guidelines all as amended from time to time and as implemented in the UK;

(jj) “Company” has the meaning set forth in the introduction to this Supplemental Indenture;

(kk) “Compounded Daily SOFR” has the meaning set forth in Section 3.03(b);

(ll) “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark;

(mm) “CRD” means Directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation;

(nn) “CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No 648/2012, as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation;

(oo) “d” has the meaning set forth in Section 3.03(b);

(pp) “d0” has the meaning set forth in Section 3.03(b);

(qq) “designee” means an affiliate or any other agent of the Company;

(rr) “EU Capital Requirements Legislative Package” means, taken together, (i) CRR, (ii) CRD and (iii) the Capital Instruments Regulations;

(ss) “Fixed Rate Period” means either the 2026 Notes Fixed Rate Period or the 2031 Notes Fixed Rate Period, as applicable;

(tt) “Fixed Rate Period Interest Payment Date” means either the 2026 Notes Fixed Rate Period Interest Payment Date or the 2031 Notes Fixed Rate Period Interest Payment Date, as applicable;

(uu) “Floating Rate Interest Period” means either the 2026 Notes Floating Rate Interest Period or the 2031 Notes Floating Rate Interest Period, as applicable;

(vv) “Floating Rate Period” means either the 2026 Notes Floating Rate Period or the 2031 Notes Floating Rate Period, as applicable;

(ww) “Floating Rate Period Interest Payment Date” means either the 2026 Notes Floating Rate Period Interest Payment Date or the 2031 Notes Floating Rate Period Interest Payment Date, as applicable;

(xx) “HSBC Group” or “HSBC” means the Company together with its subsidiary undertakings;

(yy) “i” has the meaning set forth in Section 3.03(b);

(zz) “Initial Interest Rate” means either the 2026 Notes Initial Interest Rate or the 2031 Notes Initial Interest Rate, as applicable;

(aaa) “Interest Determination Date” means the second Business Day preceding the applicable Interest Payment Date;

(bbb) “Interest Payment Date” means either the 2026 Notes Interest Payment Dates or the 2031 Notes Interest Payment Dates, as applicable;

(ccc) “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time;

(ddd) “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor;

(eee) “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment;

(fff) “Issue Date” means August 18, 2020;

(ggg) “Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies from time to time relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments in effect in the UK, including, without limitation to the generality of the foregoing, any delegated or implementing acts (such as implementing or regulatory technical standards) adopted by the European Commission and applicable to the Company from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any of its holding or subsidiary companies or any subsidiary of any such holding company);

(hhh) “Margin” means either the 2026 Notes Margin or the 2031 Notes Margin, as applicable;

(iii) “Maturity Date” means either the 2026 Notes Maturity Date or the 2031 Notes Maturity Date, as applicable;

(jjj) “ni” has the meaning set forth in Section 3.03(b);

(kkk) “Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(lll) “NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website);

(mmm) “Observation Period” has the meaning set forth in Section 3.03(b);

(nnn) “Optional Redemption Date” means either the 2026 Notes Optional Redemption Date or the 2031 Notes Optional Redemption Date, as applicable;

(ooo) “Reference Time” means (i) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (ii) if the Benchmark is not Compounded Daily SOFR, the time determined by the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) in accordance with the Benchmark Replacement Conforming Changes;

(ppp) “Regulated Entity” means any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms, and certain of their parent or holding companies or any comparable future definition intended to designate entities within the scope of the UK recovery and resolution regime;

(qqq) “Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto;

(rrr) “Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Company;

(sss) “Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, as may be required by the EU Capital Requirements Legislative Package or BRRD or any applicable successor legislation or any delegated or implementing acts (such as regulatory technical standards) adopted by the European Commission and applicable to the Company from time to time and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any of its holding or subsidiary companies or any subsidiary of any such holding company);

(ttt) “Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to the relevant redemption or purchase from the Relevant Regulator or the Relevant UK Resolution Authority (as applicable). For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Notes qualify as part of the Company’s regulatory capital, or own funds and eligible liabilities or loss absorbing capacity instruments, as the case may be, each pursuant to the Loss Absorption Regulations, (ii) the relevant Notes are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Relevant Rules (including, without limitation, Article 29(3) of Commission Delegated Regulation (EU) No. 241/2014) within the limits prescribed in such permission or (iii) the relevant Notes are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator or the Relevant UK Resolution Authority (as applicable) pursuant to the Relevant Rules or the Loss Absorption Regulations within the limits prescribed in such permission;

(uuu) “SOFR” has the meaning set forth in Section 3.03(b);

(vvv) “SOFRi” has the meaning set forth in Section 3.03(b);

(www) “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture;

(xxx) “UK Bail-in Power” means any write-down, conversion, transfer, modification, or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD or otherwise, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified, or converted into shares, other securities, or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised;

(yyy) “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; and

(zzz) “USGS Business Day” has the meaning set forth in Section 3.03(b).

ARTICLE 2

THE NOTES

SECTION 2.01. Terms Relating to Principal and Interest on Each Series of Notes.

(a) The following terms relating to principal and interest on the 2026 Notes are hereby established:

(i) the title of the 2026 Notes shall be “1.645% Fixed Rate/Floating Rate Senior Unsecured Notes due 2026”;

(ii) the aggregate principal amount of the 2026 Notes that may be authenticated and delivered under the Indenture shall not initially exceed $2,000,000,000 (except as otherwise provided in the Indenture);

(iii) the principal on the 2026 Notes shall be payable on the 2026 Notes Maturity Date; and

(iv) during the 2026 Notes Fixed Rate Period, interest on the 2026 Notes shall be payable at the 2026 Notes Initial Interest Rate and semi-annually in arrear on each 2026 Notes Fixed Rate Period Interest Payment Date. During the 2026 Notes Floating Rate Period, interest on the 2026 Notes shall be payable at a rate per annum determined in accordance with Article Three and quarterly in arrear on each 2026 Notes Floating Rate Period Interest Payment Date. Accrual and computation of interest on the 2026 Notes shall be determined in accordance with Article Three.

(b) The following terms relating to principal and interest on the 2031 Notes are hereby established:

(i) the title of the 2031 Notes shall be “2.357% Fixed Rate/Floating Rate Senior Unsecured Notes due 2031”;

(ii) the aggregate principal amount of the 2031 Notes that may be authenticated and delivered under the Indenture shall not initially exceed $1,500,000,000 (except as otherwise provided in the Indenture);

(iii) the principal on the 2031 Notes shall be payable on the 2031 Notes Maturity Date; and

(iv) during the 2031 Notes Fixed Rate Period, interest on the 2031 Notes shall be payable at the 2031 Notes Initial Interest Rate and semi-annually in arrear on each 2031 Notes Fixed Rate Period Interest Payment Date. During the 2031 Notes Floating Rate Period, interest on the 2031 Notes shall be payable at a rate per annum determined in accordance with Article Three and quarterly in arrear on each 2031 Notes Floating Rate Period Interest Payment Date. Accrual and computation of interest on the 2031 Notes shall be determined in accordance with Article Three.

SECTION 2.02. General Terms Applicable to All Notes

The following terms relating to each series of Notes are hereby established:

(a) the Notes shall be issued on the Issue Date;

(b) principal of, and any interest on, the Notes shall be paid to the Holder through the Agent in its capacity as Paying Agent, having offices in New York City, New York;

(c) the Notes shall not be redeemable except as provided in Article Eleven of the Base Indenture, as amended by Section 4.01. The Notes shall not be redeemable at the option of the Holders at any time. Notwithstanding anything to the contrary in the Indenture or the Notes, including Section 11.01 of the Base Indenture, the Company may only redeem or repurchase the Notes prior to the related Maturity Date pursuant to Article Eleven of the Base Indenture if the Company has obtained any Relevant Supervisory Consent;

(d) the Notes are not issued as Discount Debt Securities or as Indexed Securities and are not subject to a solvency condition;

(e) the Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision;

(f) the Notes shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof;

(g) the Notes shall be denominated in the Applicable Currency;

(h) the payment of principal of, and interest on, the Notes shall be payable only in the coin or currency in which the Notes are denominated which, pursuant to clause (g) above, shall be in the Applicable Currency;

(i) the Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company pursuant to Article Twelve of the Base Indenture;

(j) the Notes shall be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of DTC;

(k) except in limited circumstances, the Notes will not be issued in definitive form;

(l) the Notes shall be evidenced by one or more global securities in registered form substantially in the form of Exhibit A or Exhibit B, as applicable;

(m) to the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Notes, by their acceptance of the Notes, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have;

(n) members of the HSBC Group other than the Company may purchase or otherwise acquire any of the Notes then Outstanding at the same or differing prices in the open market, negotiated transactions or otherwise without giving prior notice to or obtaining any consent from Holders, in accordance with the Relevant Rules and, if required, subject to obtaining any Relevant Supervisory Consent; and

(o) the Regular Record Dates for the Notes will be the 15th calendar day preceding each Interest Payment Date, whether or not a Business Day.

ARTICLE 3

INTEREST CALCULATION IN RESPECT OF THE NOTES

SECTION 3.01. Interest Rate Terms Specific to Each Series of Notes.

(a) The following terms relating to the 2026 Notes are hereby established:

(i) From (and including) the Issue Date to (but excluding) April 18, 2025 (the “2026 Notes Fixed Rate Period”), interest on the 2026 Notes will be payable at a rate of 1.645% per annum (the “2026 Notes Initial Interest Rate”). There will be a short first coupon in respect of the period from (and including) the Issue Date to (but excluding) October 18, 2020. During the 2026 Notes Fixed Rate Period, interest on the 2026 Notes will be payable semi-annually in arrear on each 2026 Notes Fixed Rate Period Interest Payment Date.

(ii) From (and including) April 18, 2025 to (but excluding) the 2026 Notes Maturity Date (the “2026 Notes Floating Rate Period”), the interest rate on the 2026 Notes will be equal to the Benchmark plus 1.538% per annum (the “2026 Notes Margin”). During the 2026 Notes Floating Rate Period, interest on the 2026 Notes will be payable quarterly in arrear on each 2026 Notes Floating Rate Period Interest Payment Date. The interest rate on the 2026 Notes will be calculated quarterly on each applicable Interest Determination Date.

(b) The following terms relating to the 2031 Notes are hereby established:

(i) From (and including) the Issue Date to (but excluding) August 18, 2030 (the “2031 Notes Fixed Rate Period”), interest on the 2031 Notes will be payable at a rate of 2.357% per annum (the “2031 Notes Initial Interest Rate”). During the 2031 Notes Fixed Rate Period, interest on the 2031 Notes will be payable semi-annually in arrear on each 2031 Notes Fixed Rate Period Interest Payment Date.

(ii) From (and including) August 18, 2030 to (but excluding) the 2031 Notes Maturity Date (the “2031 Notes Floating Rate Period”), the interest rate on the 2031 Notes will be equal to the Benchmark plus 1.947% per annum (the “2031 Notes Margin”). During the 2031 Notes Floating Rate Period, interest on the 2031 Notes will be payable quarterly in arrear on each 2031 Notes Floating Rate Period Interest Payment Date. The interest rate on the 2031 Notes will be calculated quarterly on each applicable Interest Determination Date.

SECTION 3.02. Interest Rate Terms Applicable to All Notes

(a) Fixed Rate Period

(i) Interest on the Notes during the Fixed Rate Period will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.

(ii) If any scheduled Fixed Rate Period Interest Payment Date is not a Business Day, such Fixed Rate Period Interest Payment Date will be postponed to the next day that is a Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

(b) Floating Rate Period

(i) Notwithstanding Section 3.10 of the Base Indenture, interest on the Notes during the Floating Rate Period will be calculated on the basis of the actual number of days in each Floating Rate Interest Period, assuming a 360-day year.

(ii) Notwithstanding Section 1.13 of the Base Indenture, if any scheduled Floating Rate Period Interest Payment Date (other than the Maturity Date) is not a Business Day, such Floating Rate Period Interest Payment Date will be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such Floating Rate Period Interest Payment Date will be the immediately preceding Business Day. If any such Floating Rate Period Interest Payment Date (other than the Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward Floating Rate Period Interest Payment Date.

(iii) If the Maturity Date or date of redemption or repayment of the Notes is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the Maturity Date or date of redemption or repayment of the Notes.

(iv) If a date of redemption or repayment of the Notes falls within the Floating Rate Period but does not occur on a Floating Rate Period Interest Payment Date, (A) the related Interest Determination Date shall be deemed to be the date that is two Business Days prior to such date of redemption or repayment, (B) the related Observation Period shall be deemed to end on (but exclude) the last USGS Business Day falling prior to the Interest Determination Date for such date of redemption or repayment, (C) the Floating Rate Interest Period will be deemed to be shortened accordingly and (D) corresponding adjustments will be deemed to be made to the Compounded Daily SOFR formula.

(v) The interest rate on the Notes during the applicable Floating Rate Interest Period will in no event be higher than the maximum rate permitted by law or lower than 0% per annum.

SECTION 3.03. Calculation of the Benchmark.

(a) The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(b) “Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the last USGS Business Day falling prior to the Interest Determination Date for the immediately preceding Interest Payment Date to (but excluding) the last USGS Business Day falling prior to the Interest Determination Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the last USGS Business Day falling prior to the day which is two Business Days prior to the Optional Redemption Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(i) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(ii) if the rate specified in (i) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (i) and (ii) of the definition of “SOFR” above, if the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the Notes during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Notes during the Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

SECTION 3.04. Benchmark Transition Provisions

(a) If the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes during the Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) is unable to or does not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or, in the case of the Interest Determination Date prior to the first Floating Rate Period Interest Payment Date, the Initial Interest Rate.

(b) In connection with the implementation of a Benchmark Replacement, the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) will have the right to make changes to (i) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (ii) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Notes during the Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (iii) rounding conventions, (iv) tenors and (v) any other terms or provisions of the Notes during the Floating Rate Period, in each case that the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) decides that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (in consultation, to the extent practicable, with the Calculation Agent) or the Company’s designee (in consultation with the Company) determines is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Notes for all future Floating Rate Interest Periods.

(c) The Company will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the Paying Agent, the Calculation Agent and the Holders, provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

(d) All percentages resulting from any calculation in connection with any interest rate on the Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all Applicable Currency amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

(e) All determinations, decisions, elections and any calculations made by the Company, the Calculation Agent or the Company’s designee for the purposes of calculating the applicable interest on the Notes will be conclusive and binding on the Holders, the Company, the Trustee and the Paying Agent, absent manifest error. If made by the Company, such determinations, decisions, elections and calculations will be made in consultation with the Calculation Agent, to the extent practicable. If made by the Company’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Company, and the Company’s designee will not make any such determination, decision, election or calculation to which the Company objects. Notwithstanding anything to the contrary in the Indenture or the Notes, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the Holders or any other party.

(f) Any determination, decision or election relating to the Benchmark not made by the Calculation Agent will be made on the basis described above. The Calculation Agent shall have no liability for not making any such determination, decision or election. In addition, the Company may designate an entity (which may be the Company’s affiliate) to make any determination, decision or election that the Company has the right to make in connection with the determination of the Benchmark.

(g) Notwithstanding any other provision of “Benchmark Transition Provisions” set forth above, no Benchmark Replacement will be adopted, nor will the applicable Benchmark Replacement Adjustment be applied, nor will any Benchmark Replacement Conforming Changes be made, if in the Company’s determination, the same could reasonably be expected to prejudice the qualification of the Notes as eligible liabilities or loss absorbing capacity instruments for the purposes of the Relevant Rules.

(h) By its acquisition of the Notes, each Holder (which, for these purposes, includes each beneficial owner) (i) acknowledges, accepts, consents and agrees to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder, (ii) waives any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Company’s designee for, agrees not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Company’s designee in respect of, and agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

ARTICLE 4

AMENDMENTS TO THE BASE INDENTURE

APPLICABLE TO THE NOTES ONLY

SECTION 4.01. Notice of Redemption

(a) With respect to the Notes only, Article Eleven of the Base Indenture is amended by amending and restating Section 11.04 in its entirety, which shall read as follows:

Section 11.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06 not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

All notices of redemption shall state:

(a) the Redemption Date;

(b) the Redemption Price, or the manner in which the Redemption Price is to be determined;

(c) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification and the principal amount (or, in the case of Principal Indexed Securities, face amount)) of the particular Debt Securities to be redeemed;

(d) that on the Redemption Date the Redemption Price will become due and payable in respect of each such Debt Security to be redeemed, and that any interest thereon shall cease to accrue on and after said date;

(e) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all Coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

(f) the CUSIP number or numbers, the Common Code, or the ISIN, if any, with respect to such Debt Securities.

A notice of redemption published as contemplated by Section 11.04 need not identify particular Registered Securities to be redeemed.

Notice of redemption of Debt Securities to be redeemed shall be prepared by the Company and at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

(b) With respect to the Notes only, Article Eleven of the Base Indenture is amended by amending and restating Section 11.08 in its entirety, which shall read as follows:

Section 11.08. Optional Redemption in the Event of Change in Tax Treatment. In addition to any redemption provisions that may be specified pursuant to Section 3.01 for the Debt Securities of any series, the Debt Securities are redeemable, as a whole but not in part, at the option of the Company, on not less than 10 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption, (or, in the case of Discount Debt Securities, the accreted face amount, or, in the case of Principal Indexed Securities, the amount specified pursuant to Section 3.01), and any Debt Securities convertible into Dollar Preference Shares or Conversion Securities of the Company may, at the option of the Company, be converted as a whole, if, at any time, the Company shall determine that (a) in making payment under such Debt Securities in respect of principal (or premium, if any) or interest or related deferred payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the date of original issuance of the Debt Securities of such series or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or reenactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective after the date of original issuance of the Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

SECTION 4.02. Optional Redemption of Debt Securities. With respect to the Notes only, Article Eleven of the Base Indenture is amended by adding Section 11.09, which shall read as follows:

Section 11.09. Optional Redemption of the Notes. The Company may redeem each series of Notes in whole (but not in part) in its sole discretion on the relevant Optional Redemption Date. The Redemption Price shall be equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the relevant Optional Redemption Date.

SECTION 4.03. Events of Default and Defaults. With respect to the Notes only, Article Five of the Base Indenture is amended by amending and restating Section 5.01 in its entirety, which shall read as follows:

Section 5.01. Events of Default and Defaults.

(a) An “Event of Default” with respect to the Notes means any one of the following events:

(i) an order is made by an English court which is not successfully appealed within 30 days after the date such order was made for winding up of the Company other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or

(ii) an effective resolution is validly adopted by the Company’s shareholders for winding up of the Company other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

(b) A “Default” with respect to the Notes means any one of the following events:

(i) failure to pay principal or premium, if any, on the Notes at maturity, and such default continues for a period of 30 days; or

(ii) failure to pay any interest on the Notes when due and payable, which failure continues for 30 days.

(c) If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Company’s winding-up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Notes then Outstanding, unless an Event of Default has occurred and is continuing.

(d) Notwithstanding the foregoing, failure to make any payment in respect of the Notes shall not be a Default in respect of the Notes if such payment is withheld or refused:

(i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment; or

(ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time during the said grace period of 30 days by independent legal advisers acceptable to the Trustee;

provided, however, that the Trustee may, by notice to the Company, require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an opinion of counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of the relevant grace period of 30 days after the Trustee gives written notice to the Company informing the Company of such resolution.

(e) Agreements with Respect to the Events of Default and Defaults.

By its acquisition of the Notes, each Holder (which, for these purposes, includes each beneficial owner), to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the limited remedies available under the Indenture and the Notes for a non-payment of principal and/or interest on the Notes.

SECTION 4.04. Additional Amounts. With respect to the Notes only, Article Ten of the Base Indenture is amended by amending and restating Section 10.04(a) in its entirety, which shall read as follows:

Section 10.04 Payment of Additional Amounts.

(a) Unless otherwise specified as contemplated by Section 3.01, all payments made under or with respect to Debt Securities shall be paid by the Company, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Company shall pay such additional amounts in respect of payments of interest only (and not principal) on such Debt Securities (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of such Debt Securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:

(i) would not be payable or due but for the fact that the Holder or the beneficial owner of the Debt Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of interest payments on, or the enforcement of, any Debt Security;

(ii) would not be payable or due but for the fact that the certificate representing the relevant Debt Securities (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period;

(iii) would not have been imposed if presentation for payment of the certificate representing the relevant Debt Securities had been made to a paying agent other than the paying agent to which the presentation was made;

(iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(v) is imposed because of the failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request from the Company addressed to the Holder or the beneficial owner, including a written request from the Company related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;

(vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or

(vii) is imposed in respect of any combination of the above items.

Whenever in this Indenture there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security of any series or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

SECTION 4.05. Execution, Authentication, Delivery and Dating

(a) With respect to the Notes only, Article Three of the Base Indenture is amended by amending and restating Section 3.03(f) in its entirety, which shall read as follows:

(f) No Debt Security or Coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by signature of one of its authorized signatories, and such certificate of authentication upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 3.05 or Section 3.06, neither the Trustee nor the Authenticating Agent shall authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

(b) With respect to the Notes only, Article Three of the Base Indenture is amended by adding Section 3.03(g), which shall read as follows:

(g) The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Indenture, the Debt Securities or in any other certificate, agreement or document related to this Indenture or the offering and sale of the Debt Securities shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign or any other electronic process or digital signature provider as specified in writing to the Trustee and agreed to by the Trustee in its sole discretion ). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Each party agrees that this Indenture, the Debt Securities and any other documents to be delivered in connection herewith may be electronically or digitally signed using DocuSign (or any other electronic process or digital signature provider as specified in writing to the Trustee and agreed to by the Trustee in its sole discretion), and that any such electronic or digital signatures appearing on this Indenture, the Debt Securities or such other documents are the same as manual signatures for the purposes of validity, enforceability and admissibility. The Company agrees to assume all risks arising out of the use of electronic or digital signatures and electronic methods to submit any communications to Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

ARTICLE 5

MISCELLANEOUS

SECTION 5.01. Effect of this Supplemental Indenture; Ratification and Integral Part. This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby amended, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof (including any prior amendments thereto) shall be, and remain in, full force and effect, including, without limitation, Section 4.06 of the first supplemental indenture dated March 8, 2016 (amending the Base Indenture to add Section 15) and Section 4.01 of the second supplemental indenture dated May 25, 2016 (amending Section 6.07 of the Base Indenture). This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 5.02. Priority. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and as otherwise provided herein and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 5.03. Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented and amended by this Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 5.04. Subsequent Holders’ Agreement. Any Holder (which, for these purposes, includes each beneficial owner of the Notes) that acquires the Notes in the secondary market and any successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of any Holder or beneficial owner of the Notes shall be deemed to acknowledge, accept, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or beneficial owners of the Notes that acquire the Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Notes related to the UK Bail-in Power, the Benchmark and the limited remedies available under the Indenture and the Notes for a non-payment of principal and/or interest on the Notes.

SECTION 5.05. Compliance. The Agent shall be entitled to take any action or to refuse to take any action which the Agent regards as necessary for the Agent to comply with any applicable law, regulation or fiscal requirement, court order, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.

SECTION 5.06. Relation to Calculation Agent Agreement. In the event of any conflict between the Indenture and the Calculation Agent Agreement relating to the rights or obligations of the Calculation Agent in the Indenture in connection with the calculation of the interest rate on the Notes, the relevant terms of the Calculation Agent Agreement shall govern such rights and obligations.

SECTION 5.07. Governing Law. This Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 5.08. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 5.09. Entire Agreement. This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the Notes and the amendments to the Base Indenture set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first stated above.

HSBC HOLDINGS PLC, as Issuer

By:	/s/ Iain MacKinnon
Name:	Iain MacKinnon
Title:	Group Treasurer

THE BANK OF NEW YORK MELLON,
LONDON BRANCH, as Trustee

By:	/s/ Thomas Vanson
Name:	Thomas Vanson
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as Paying Agent, Registrar and Calculation Agent

By:	/s/ Deirdra N. Ross
Name:	Deirdra N. Ross
Title:	Associate Director

[Signature Page to the Supplemental Indenture]

EXHIBIT A

FORM OF 1.645% FIXED RATE/FLOATING RATE GLOBAL SECURITY

CUSIP No.: 404280 CJ6

ISIN: US404280CJ69

No.: [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY (I) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (C) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (II) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE NOTES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE NOTES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE NOTES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

$[•]

1.645% FIXED RATE/FLOATING RATE SENIOR UNSECURED NOTES DUE 2026

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of $[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on April 18, 2026 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from August 18, 2020 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for until maturity:

(i) from (and including) the Issue Date or the most recent Interest Payment Date during the Fixed Rate Period on which interest has been paid or duly provided for to (but excluding) April 18, 2025, semi-annually in arrear on April 18 and October 18 of each year, beginning on October 18, 2020 (each, a “Fixed Rate Period Interest Payment Date”), at a rate of 1.645% per annum (the “Initial Interest Rate”); and

(ii) from (and including) April 18, 2025 or the most recent Interest Payment Date during the Floating Rate Period on which interest has been paid or duly provided for to (but excluding) the Maturity Date, quarterly in arrear on July 18, 2025, October 18, 2025, January 18, 2026 and April 18, 2026 (each, a “Floating Rate Period Interest Payment Date”), at a floating rate equal to the Benchmark plus 1.538% per annum (the “Margin”). The interest rate during the Floating Rate Period on this Global Security shall be calculated quarterly on each applicable Interest Determination Date.

“Fixed Rate Period” means the period from (and including) the Issue Date, to (but excluding) April 18, 2025.

“Floating Rate Period” means the period from (and including) April 18, 2025 to (but excluding) the Maturity Date.

“Interest Payment Date” means any Fixed Rate Period Interest Payment Date or Floating Rate Period Interest Payment Date.

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“Calculation Agent” means HSBC Bank USA, National Association, or its successor appointed by the Issuer pursuant to the Calculation Agent Agreement;

“Calculation Agent Agreement” means the calculation agent agreement dated as of the Issue Date between the Issuer and the Calculation Agent;

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the last USGS Business Day falling prior to the Interest Determination Date for the immediately preceding Interest Payment Date to (but excluding) the last USGS Business Day falling prior to the Interest Determination Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the last USGS Business Day falling prior to the day which is two Business Days prior to April 18, 2025 (the “Optional Redemption Date”);

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the Indenture and the following provisions:

(i) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(ii) if the rate specified in (i) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (i) and (ii) of the definition of “SOFR” above, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the Debt Securities during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Debt Securities during the Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

“designee” means an affiliate or any other agent of the Issuer.

“Reference Time” means (i) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (ii) if the Benchmark is not Compounded Daily SOFR, the time determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) in accordance with the Benchmark Replacement Conforming Changes.

Benchmark Transition Provisions. If the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Debt Securities during the Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) is unable to or does not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or, in the case of the Interest Determination Date prior to the first Floating Rate Period Interest Payment Date, the Initial Interest Rate.

In connection with the implementation of a Benchmark Replacement, the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) will have the right to make changes to (i) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (ii) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Debt Securities during the Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (iii) rounding conventions, (iv) tenors and (v) any other terms or provisions of the Debt Securities during the Floating Rate Period, in each case that the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Debt Securities for all future Floating Rate Interest Periods.

The Issuer will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the Paying Agent, the Calculation Agent and the Holders, provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

All percentages resulting from any calculation in connection with any interest rate in respect of this Global Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all Applicable Currency amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

All determinations, decisions, elections and any calculations made by the Issuer, the Calculation Agent or the Issuer’s designee for the purposes of calculating the applicable interest on the Debt Securities will be conclusive and binding on the Holders, the Issuer, the Trustee and the Paying Agent, absent manifest error. If made by the Issuer, such determinations, decisions, elections and calculations will be made in consultation with the Calculation Agent, to the extent practicable. If made by the Issuer’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Issuer, and the Issuer’s designee will not make any such determination, decision, election or calculation to which the Issuer objects. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the Holders or any other party.

Any determination, decision or election relating to the Benchmark not made by the Calculation Agent will be made on the basis described above. The Calculation Agent shall have no liability for not making any such determination, decision or election. In addition, the Issuer may designate an entity (which may be the Issuer’s affiliate) to make any determination, decision or election that the Issuer has the right to make in connection with the determination of the Benchmark.

Notwithstanding any other provision of “Benchmark Transition Provisions” set forth above, no Benchmark Replacement will be adopted, nor will the applicable Benchmark Replacement Adjustment be applied, nor will any Benchmark Replacement Conforming Changes be made, if in the Issuer’s determination, the same could reasonably be expected to prejudice the qualification of the Debt Securities as eligible liabilities or loss absorbing capacity instruments for the purposes of the Relevant Rules.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner) (i) acknowledges, accepts, consents and agrees to be bound by the Issuer’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) waives any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agrees not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark

Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

“Applicable Currency” means Dollars.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(i)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(ii)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(iii)

the sum of: (a) the alternate rate of interest that has been selected by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for Dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment;

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(i)

the spread adjustment (which may be a positive or negative value or zero) that has been (a) selected or recommended by the Relevant Governmental Body or (b) determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(ii)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(iii)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated floating rate notes at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(i)

in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(ii)	in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(ii)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(iii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England, and in the City of New York, New York.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark.

“Floating Rate Interest Period” means, during the Floating Rate Period, the period beginning on (and including) a Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Period Interest Payment Date; provided that the first Floating Rate Interest Period will begin on (and include) April 18, 2025 and will end on (but exclude) the first Floating Rate Period Interest Payment Date.

“HSBC” means the Issuer together with its subsidiary undertakings.

“Interest Determination Date” means the second Business Day preceding the applicable Interest Payment Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website).

“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (i) or (ii) below:

(i)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(ii)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, shall be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner, or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

By:
[•]

HSBC Holdings plc, as Issuer

Dated:                     , 2020

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:
[•]

Dated:                     , 2020

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

$[•]

1.645% FIXED RATE/FLOATING RATE SENIOR UNSECURED NOTES DUE 2026

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of August 26, 2009 (as amended or supplemented from time to time), by and among the Issuer, The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association (“HBUS”), as registrar and paying agent (the “Base Indenture”), as amended and supplemented by a Seventeenth Supplemental Indenture dated as of August 18, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and HBUS, as paying agent, registrar and calculation agent (the “Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

Under the terms of the Indenture, the Debt Securities may be redeemed, in whole but not in part, at the Issuer’s option, on not less than 10 nor more than 60 days’ notice, at any time at a redemption price equal to the principal amount thereof, together with accrued interest, if any, to the date fixed for redemption, if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any) or interest the Issuer has or shall or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the Issue Date; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the Issue Date; provided, however that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Debt Securities then due.

Under the terms of the Indenture, the Debt Securities may be redeemed, in whole but not in part, at the Issuer’s sole discretion, on not less than 10 nor more than 60 days’ notice, on April 18, 2025 (the “Optional Redemption Date”). The Redemption Price shall be equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the Optional Redemption Date.

Notwithstanding anything to the contrary in the Indenture, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture if the Issuer has obtained any Relevant Supervisory Consent.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) an order is made by an English court which is not successfully appealed within 30 days after the date such order was made for winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) an effective resolution is validly adopted by the Issuer’s shareholders for winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal or premium, if any, on the Debt Securities at maturity, and such default continues for a period of 30 days; or (ii) failure to pay any interest on the Debt Securities when due and payable, which failure continues for 30 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

Notwithstanding the immediately preceding two paragraphs, failure to make any payment in respect of the Debt Securities shall not be a Default in respect of the Debt Securities if such payment is withheld or refused: (i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment; or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time during the said grace period of 30 days by independent legal advisers acceptable to the Trustee; provided, however, that the Trustee may, by notice to the Issuer, require the Issuer to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an opinion of counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Issuer shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of the relevant grace period of 30 days after the Trustee gives written notice to the Issuer informing the Issuer of such resolution.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees to be bound by the terms of the Debt Securities related to the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all the Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of (or premium, if any, on) or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by (i) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (a) the reduction of all, or a portion, of the Amounts Due; (b) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (c) the cancellation of the Debt Securities; and/or (d) the amendment or alteration of the maturity of the Debt Securities or amendment of the amount of interest payable on the Debt Securities, or the interest payment dates, including by suspending payment for a temporary period; and (ii) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Debt Securities.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended, supplemented or replaced from time to time.

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are applicable to the Issuer at any time (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the PRA from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in the Issuer’s regulatory capital (on a solo or consolidated basis) as may be required by (i) CRR and/or (ii) CRD, including (for the avoidance of doubt) any delegated acts and implementing acts made by the European Commission (such as regulatory technical standards and implementing technical standards) and European Banking Authority guidelines all as amended from time to time and as implemented in the UK.

“CRD” means Directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No 648/2012, as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation.

“EU Capital Requirements Legislative Package” means, taken together, (i) CRR, (ii) CRD and (iii) the Capital Instruments Regulations.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies from time to time relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments in effect in the UK, including, without limitation to the generality of the foregoing, any delegated or implementing acts (such as implementing or regulatory technical standards) adopted by the European Commission and applicable to the Issuer from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company).

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Regulated Entity” means any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms, and certain of their parent or holding companies or any comparable future definition intended to designate entities within the scope of the UK recovery and resolution regime.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the UK including, without limitation to the generality of the foregoing, as may be required by the EU Capital Requirements Legislative Package or BRRD or any applicable successor legislation or any delegated or implementing acts (such as regulatory technical standards) adopted by the European Commission and applicable to the Issuer from time to time and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company).

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to the relevant redemption or purchase from the Relevant Regulator or the Relevant UK Resolution Authority (as applicable). For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital, or own funds and eligible liabilities or loss absorbing capacity instruments, as the case may be, each pursuant to the Loss Absorption Regulations, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Relevant Rules (including, without limitation, Article 29(3) of Commission Delegated Regulation (EU) No. 241/2014) within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator or the Relevant UK Resolution Authority (as applicable) pursuant to the Relevant Rules or the Loss Absorption Regulations within the limits prescribed in such permission.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

“UK Bail-in Power” means any write-down, conversion, transfer, modification, or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD or otherwise, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified, or converted into shares, other securities, or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (x) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (y) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.11 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (iii) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Section 6.10 and Section 6.11 of the Base Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

It is the intention of the Issuer and the Trustee that the Issuer’s obligations to indemnify the Trustee and the Agent in accordance with Section 6.07 of the Base Indenture (for the avoidance of doubt, as amended by Section 4.01 of the second supplemental indenture dated May 25, 2016) shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

In addition to the right to enter into supplemental indentures pursuant to Section 9.01 and Section 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee or the Agent (and any other agent acting in connection with the relevant series of Debt Securities).

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER, THE BENCHMARK AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON

THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT B

FORM OF 2.357% FIXED RATE/FLOATING RATE GLOBAL SECURITY

CUSIP No.: 404280 CK3

ISIN: US404280CK33

No.: [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY (I) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (C) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (II) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE NOTES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE NOTES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE NOTES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

$[•]

2.357% FIXED RATE/FLOATING RATE SENIOR UNSECURED NOTES DUE 2031

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of $[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on August 18, 2031 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from August 18, 2020 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for until maturity:

(i) from (and including) the Issue Date or the most recent Interest Payment Date during the Fixed Rate Period on which interest has been paid or duly provided for to (but excluding) August 18, 2030, semi-annually in arrear on August 18 and February 18 of each year, beginning on February 18, 2021 (each, a “Fixed Rate Period Interest Payment Date”), at a rate of 2.357% per annum (the “Initial Interest Rate”); and

(ii) from (and including) August 18, 2030 or the most recent Interest Payment Date during the Floating Rate Period on which interest has been paid or duly provided for to (but excluding) the Maturity Date, quarterly in arrear on November 18, 2030, February 18, 2031, May 18, 2031 and August 18, 2031 (each, a “Floating Rate Period Interest Payment Date”), at a floating rate equal to the Benchmark plus 1.947% per annum (the “Margin”). The interest rate during the Floating Rate Period on this Global Security shall be calculated quarterly on each applicable Interest Determination Date.

“Fixed Rate Period” means the period from (and including) the Issue Date, to (but excluding) August 18, 2030.

“Floating Rate Period” means the period from (and including) August 18, 2030 to (but excluding) the Maturity Date.

“Interest Payment Date” means any Fixed Rate Period Interest Payment Date or Floating Rate Period Interest Payment Date.

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“Calculation Agent” means HSBC Bank USA, National Association, or its successor appointed by the Issuer pursuant to the Calculation Agent Agreement;

“Calculation Agent Agreement” means the calculation agent agreement dated as of the Issue Date between the Issuer and the Calculation Agent;

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the last USGS Business Day falling prior to the Interest Determination Date for the immediately preceding Interest Payment Date to (but excluding) the last USGS Business Day falling prior to the Interest Determination Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the last USGS Business Day falling prior to the day which is two Business Days prior to August 18, 2030 (the “Optional Redemption Date”);

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the Indenture and the following provisions:

(i) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(ii) if the rate specified in (i) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (i) and (ii) of the definition of “SOFR” above, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the Debt Securities during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Debt Securities during the Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

“designee” means an affiliate or any other agent of the Issuer.

“Reference Time” means (i) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (ii) if the Benchmark is not Compounded Daily SOFR, the time determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) in accordance with the Benchmark Replacement Conforming Changes.

Benchmark Transition Provisions. If the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Debt Securities during the Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) is unable to or does not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or, in the case of the Interest Determination Date prior to the first Floating Rate Period Interest Payment Date, the Initial Interest Rate.

In connection with the implementation of a Benchmark Replacement, the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) will have the right to make changes to (i) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (ii) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Debt Securities during the Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (iii) rounding conventions, (iv) tenors and (v) any other terms or provisions of the Debt Securities during the Floating Rate Period, in each case that the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) determine is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Debt Securities for all future Floating Rate Interest Periods.

The Issuer will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the Paying Agent, the Calculation Agent and the Holders, provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

All percentages resulting from any calculation in connection with any interest rate in respect of this Global Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all Applicable Currency amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

All determinations, decisions, elections and any calculations made by the Issuer, the Calculation Agent or the Issuer’s designee for the purposes of calculating the applicable interest on the Debt Securities will be conclusive and binding on the Holders, the Issuer, the Trustee and the Paying Agent, absent manifest error. If made by the Issuer, such determinations, decisions, elections and calculations will be made in consultation with the Calculation Agent, to the extent practicable. If made by the Issuer’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Issuer, and the Issuer’s designee will not make any such determination, decision, election or calculation to which the Issuer objects. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the Holders or any other party.

Any determination, decision or election relating to the Benchmark not made by the Calculation Agent will be made on the basis described above. The Calculation Agent shall have no liability for not making any such determination, decision or election. In addition, the Issuer may designate an entity (which may be the Issuer’s affiliate) to make any determination, decision or election that the Issuer has the right to make in connection with the determination of the Benchmark.

Notwithstanding any other provision of “Benchmark Transition Provisions” set forth above, no Benchmark Replacement will be adopted, nor will the applicable Benchmark Replacement Adjustment be applied, nor will any Benchmark Replacement Conforming Changes be made, if in the Issuer’s determination, the same could reasonably be expected to prejudice the qualification of the Debt Securities as eligible liabilities or loss absorbing capacity instruments for the purposes of the Relevant Rules.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner) (i) acknowledges, accepts, consents and agrees to be bound by the Issuer’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) waives any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agrees not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark

Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

“Applicable Currency” means Dollars.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(i)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(ii)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(iii)

the sum of: (a) the alternate rate of interest that has been selected by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for Dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment;

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(i)

the spread adjustment (which may be a positive or negative value or zero) that has been (a) selected or recommended by the Relevant Governmental Body or (b) determined by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(ii)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(iii)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer (in consultation, to the extent practicable, with the Calculation Agent) or the Issuer’s designee (in consultation with the Issuer) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated floating rate notes at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(i)

in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(ii)	in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(ii)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(iii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England, and in the City of New York, New York.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark.

“Floating Rate Interest Period” means, during the Floating Rate Period, the period beginning on (and including) a Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Period Interest Payment Date; provided that the first Floating Rate Interest Period will begin on (and include) August 18, 2030 and will end on (but exclude) the first Floating Rate Period Interest Payment Date.

“HSBC” means the Issuer together with its subsidiary undertakings.

“Interest Determination Date” means the second Business Day preceding the applicable Interest Payment Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website).

“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (i) or (ii) below:

(i)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(ii)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, shall be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner, or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

By:
[•]

HSBC Holdings plc, as Issuer

Dated:                     , 2020

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:
[•]

Dated:                     , 2020

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

$[•]

2.357% FIXED RATE/FLOATING RATE SENIOR UNSECURED NOTES DUE 2031

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of August 26, 2009 (as amended or supplemented from time to time), by and among the Issuer, The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association (“HBUS”), as registrar and paying agent (the “Base Indenture”), as amended and supplemented by a Seventeenth Supplemental Indenture dated as of August 18, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and HBUS, as paying agent, registrar and calculation agent (the “Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

Under the terms of the Indenture, the Debt Securities may be redeemed, in whole but not in part, at the Issuer’s option, on not less than 10 nor more than 60 days’ notice, at any time at a redemption price equal to the principal amount thereof, together with accrued interest, if any, to the date fixed for redemption, if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any) or interest the Issuer has or shall or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the Issue Date; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the Issue Date; provided, however that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Debt Securities then due.

Under the terms of the Indenture, the Debt Securities may be redeemed, in whole but not in part, at the Issuer’s sole discretion, on not less than 10 nor more than 60 days’ notice, on August 18, 2030 (the “Optional Redemption Date”). The Redemption Price shall be equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the Optional Redemption Date.

Notwithstanding anything to the contrary in the Indenture, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture if the Issuer has obtained any Relevant Supervisory Consent.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) an order is made by an English court which is not successfully appealed within 30 days after the date such order was made for winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) an effective resolution is validly adopted by the Issuer’s shareholders for winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal or premium, if any, on the Debt Securities at maturity, and such default continues for a period of 30 days; or (ii) failure to pay any interest on the Debt Securities when due and payable, which failure continues for 30 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

Notwithstanding the immediately preceding two paragraphs, failure to make any payment in respect of the Debt Securities shall not be a Default in respect of the Debt Securities if such payment is withheld or refused: (i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment; or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time during the said grace period of 30 days by independent legal advisers acceptable to the Trustee; provided, however, that the Trustee may, by notice to the Issuer, require the Issuer to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an opinion of counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Issuer shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the preceding sentence shall cease to have effect and the payment shall become due and payable on the expiration of the relevant grace period of 30 days after the Trustee gives written notice to the Issuer informing the Issuer of such resolution.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees to be bound by the terms of the Debt Securities related to the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all the Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of (or premium, if any, on) or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by (i) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (a) the reduction of all, or a portion, of the Amounts Due; (b) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (c) the cancellation of the Debt Securities; and/or (d) the amendment or alteration of the maturity of the Debt Securities or amendment of the amount of interest payable on the Debt Securities, or the interest payment dates, including by suspending payment for a temporary period; and (ii) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Debt Securities.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended, supplemented or replaced from time to time.

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are applicable to the Issuer at any time (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the PRA from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in the Issuer’s regulatory capital (on a solo or consolidated basis) as may be required by (i) CRR and/or (ii) CRD, including (for the avoidance of doubt) any delegated acts and implementing acts made by the European Commission (such as regulatory technical standards and implementing technical standards) and European Banking Authority guidelines all as amended from time to time and as implemented in the UK.

“CRD” means Directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No 648/2012, as amended, supplemented or replaced from time to time, and (where relevant) any applicable successor EU or UK legislation.

“EU Capital Requirements Legislative Package” means, taken together, (i) CRR, (ii) CRD and (iii) the Capital Instruments Regulations.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies from time to time relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments in effect in the UK, including, without limitation to the generality of the foregoing, any delegated or implementing acts (such as implementing or regulatory technical standards) adopted by the European Commission and applicable to the Issuer from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company).

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Regulated Entity” means any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms, and certain of their parent or holding companies or any comparable future definition intended to designate entities within the scope of the UK recovery and resolution regime.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the UK including, without limitation to the generality of the foregoing, as may be required by the EU Capital Requirements Legislative Package or BRRD or any applicable successor legislation or any delegated or implementing acts (such as regulatory technical standards) adopted by the European Commission and applicable to the Issuer from time to time and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company).

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to the relevant redemption or purchase from the Relevant Regulator or the Relevant UK Resolution Authority (as applicable). For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital, or own funds and eligible liabilities or loss absorbing capacity instruments, as the case may be, each pursuant to the Loss Absorption Regulations, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Relevant Rules (including, without limitation, Article 29(3) of Commission Delegated Regulation (EU) No. 241/2014) within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator or the Relevant UK Resolution Authority (as applicable) pursuant to the Relevant Rules or the Loss Absorption Regulations within the limits prescribed in such permission.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

“UK Bail-in Power” means any write-down, conversion, transfer, modification, or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD or otherwise, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified, or converted into shares, other securities, or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (x) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (y) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.11 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (iii) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Section 6.10 and Section 6.11 of the Base Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

It is the intention of the Issuer and the Trustee that the Issuer’s obligations to indemnify the Trustee and the Agent in accordance with Section 6.07 of the Base Indenture (for the avoidance of doubt, as amended by Section 4.01 of the second supplemental indenture dated May 25, 2016) shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

In addition to the right to enter into supplemental indentures pursuant to Section 9.01 and Section 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee or the Agent (and any other agent acting in connection with the relevant series of Debt Securities).

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER, THE BENCHMARK AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE

EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

B-20